INVESTMENTS AND EQUITY AFFILIATES	12 Months Ended
Aug. 31, 2013
Equity Method Investments and Joint Ventures [Abstract]
INVESTMENTS AND EQUITY AFFILIATES
INVESTMENTS AND EQUITY AFFILIATES
Investments
As of Aug. 31, 2013, and Aug. 31, 2012, Monsanto has short-term investments outstanding of $254 million and $302 million, respectively. The investments are comprised of commercial paper with original maturities of one year or less. See Note 16 — Fair Value Measurements.
Monsanto has investments in long-term equity securities, which are considered available-for-sale. As of Aug. 31, 2013, and Aug. 31, 2012, these long-term equity securities are recorded in other assets in the Statements of Consolidated Financial Position at a fair value of $22 million and $35 million, respectively. See Note 23 — Accumulated Other Comprehensive Loss.
Monsanto has cost basis investments recorded in other assets in the Statements of Consolidated Financial Position. As of Aug. 31, 2013, and Aug. 31, 2012, these investments were recorded at $67 million and $70 million, respectively. Due to the nature of these investments, the fair market value is not readily determinable. These investments are reviewed for impairment indicators.
No significant impairments were recorded on any investments in fiscal years 2013, 2012 and 2011.

Equity Affiliates
In June 2013, Monsanto sold its 19 percent interest in a seed supplier that produces, conditions and distributes corn and soybean seeds. The sale resulted in a gain of less than $1 million in fiscal year 2013, which was recorded in other expense, net in the Statements of Consolidated Operations. Prior to the sale, Monsanto accounted for this investment as an equity method investment as Monsanto had the ability to exercise significant influence over the seed supplier. As of Aug. 31, 2012, this investment was recorded in other assets in the Statements of Consolidated Financial Position at $70 million.